UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): September 20, 2006

MODERN TECHNOLOGY CORP.

(Exact name of registrant as specified in charter)

NEVADA 002-80891 11-2620387

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification No.)

1739 University Ave. #339, Oxford MS 38655

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (662) 236-5928

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 - Regulation FD

Item 7.01 Regulation FD Disclosure

Modern Technology Corp ("MODC") announced today the planned spin-off of its subsidiary, Inmarketing Group.

MODC will spin-off its subsidiary Inmarketing Group as a separate public company as soon as practicable. The transaction will result in both significant improvements to our Balance Sheet and a stock-dividend to stockholders of record at the time of the spin-off. The subsidiary is profitable and cash-flow positive. We believe the transaction very positive for MODC stockholders. We will soon release complete details of the transaction.

Section 9.01 - Financial Statements and Exhibits

Item 9.01 Exhibits

Attached hereto is Exhibit 99.1, Press Release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODERN TECHNOLOGY CORP.

Date: ______________________                                             __________________________

                                                                                                        Anthony K. Welch, CEO